SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   FEBRUARY 21, 2002
                                                   -----------------------------


                         FGIC SECURITIES PURCHASE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




           DELAWARE                      0-19564             13-3633082
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 (STATE OR OTHER JURISDICTION       (COMMISSION FILE        (IRS EMPLOYER
       OF INCORPORATION)                 NUMBER)         IDENTIFICATION NO.)


              125 PARK AVENUE, 5TH FLOOR, NEW YORK, NEW YORK  10017
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (212) 312-3000
                                                   -----------------------------


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.  Other Events.
----------------------

An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-71950) filed by FGIC Securities Purchase, Inc. ("FGIC-SPI") with the Securities and Exchange Commission covering Liquidity Facility Obligations in the principal amount of $2,000,000,000 plus interest.

        The exhibit consists of the consent of KPMG LLP relating to (i) the incorporation by reference of their report dated February 2, 2001 relating to the financial statements and schedules of General Electric Capital Corporation ("GE Capital") and consolidated affiliates as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000 appearing in GE Capital's Annual Report on Form 10-K for the year ended December 31, 2000; and (ii) the reference to them under Experts in the Prospectus Supplement relating to the $48,600,000 principal amount plus interest Liquidity Facility of FGIC Securities Purchase, Inc. in support of City of Tampa, Florida Occupational License Tax Refunding Bonds, Series 2002B and 2002C.


Item 7.  Exhibits.
------------------

          Item 601 of
          Regulation S-K
          Exhibit Reference
          Number

           (23) Consents of experts and counsel:
                  (k) Consent of KPMG LLP

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FGIC SECURITIES PURCHASE, INC.
                                       ------------------------------
                                                 Registrant

Dated: February 21, 2002

                                       By: /s/ Judith L. Hart
                                           --------------------------
                                           Name:  Judith L. Hart
                                           Title: Vice President

                                  EXHIBIT INDEX

          EXHIBIT NO.     DESCRIPTION
          -----------     -----------

           (23)           Consents of experts and counsel:
                          (k) Consent of KPMG LLP